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                                                                   EXHIBIT 23.02

                      [LETTERHEAD OF ARTHUR ANDERSEN LLP]

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to incorporation by reference in this Form S-4 Registration Statement of our report dated September 3, 1993 included in Cardinal Health, Inc.'s Form 10-K for the year ended June 30, 1995 and Form 8-K dated January 10, 1996 and to all references to our firm included in this registration statement.

/s/ ARTHUR ANDERSEN LLP

Sacramento, California
March 22, 1996